UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

October 31, 2025 NAV Per Share

On November 13, 2025, Fortress Net Lease REIT (the “Company” or “we”) the Company reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of October 31, 2025, which is set forth below:

NAV per Share
Class I	$10.2933
Class F-S	$10.2946
Class F-I	$10.3542
Class D-S	$10.5677
Class E	$10.6318

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class I, Class F-S, Class F-I, Class D-S and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of October 31, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$2,334,064
Intangible assets	429,536
Cash and cash equivalents	10,713
Restricted cash	62,653
Other assets	54,857
Revolving credit facility	(845,500)
Term loan	(569,791)
Subscriptions received in advance	(61,978)
Distribution payable	(8,104)
Due to affiliate	(9,087)
Other liabilities	(18,598)
Net Asset Value	$1,378,765
Number of outstanding shares/units	132,441

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of October 31, 2025 (amounts in thousands, except per share unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of October 31, 2025
Class I	$100,475	9,761	$10.2933
Class F-S	172,799	16,785	$10.2946
Class F-I	673,025	65,000	$10.3542
Class D-S	397,228	37,589	$10.5677
Class E	26,725	2,514	$10.6318
OP Units(1)	8,513	792	$10.7477
Total	$1,378,765	132,441

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”).

The following table provides a breakdown of the major components of our NAV as of September 30, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$2,380,205
Intangible assets	326,590
Cash and cash equivalents	10,423
Restricted cash	53,552
Other assets	18,513
Revolving credit facility	(815,500)
Term loan	(570,031)
Subscriptions received in advance	(52,873)
Distribution payable	(7,794)
Due to affiliate	(8,548)
Other liabilities	(12,994)
Net Asset Value	$1,321,543
Number of outstanding shares/units	127,164

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of September 30, 2025 (amounts in thousands, except per share/unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of September 30, 2025
Class I	$91,213	8,875	$10.2777
Class F-S	149,157	14,513	$10.2775
Class F-I	651,915	63,071	$10.3362
Class D-S	395,423	37,521	$10.5387
Class E	26,437	2,494	$10.6020
OP Units(1)	7,398	690	$10.7167
Total	$1,321,543	127,164

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: November 19, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer